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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2006
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                           SONA MOBILE HOLDINGS CORP.
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             (Exact name of Registrant as specified in its charter)

              Delaware                                   0-12817                                 95-3087593
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  (State or other jurisdiction                         (Commission                              (IRS Employer
         of incorporation)                             File Number)                           Identification No.)

                           825 Third Avenue
                          New York, New York                                                    10022
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                (Address Of Principal Executive Office)                                       (Zip Code)

        Registrant's telephone number, including area code (212) 918-0584
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OF ASSETS

         On April 28, 2006, the registrant completed the acquisition of certain software from Digital Wasabi, LLC. The software, which has not been fully developed, will facilitate the playing of certain games of chance, such as bingo and poker, on mobile (i.e., wireless) communication devices. In exchange for these assets, the registrant issued to Digital Wasabi 800,000 shares of its common stock. The two owners of Digital Wasabi, Andrew Brandt and Peter
Shoebridge, have been employed by the registrant since October 2005 as software developers. Their primary responsibilities are to develop software for wireless gaming and entertainment applications, including the completion of the software acquired from Digital Wasabi.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Sona Mobile Holdings Corp.

Dated:   May 19, 2006                   By:      /s/ SHAWN KRELOFF
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                                            Shawn Kreloff,
                                            Chief Executive Officer

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